SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           International Paper Company
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)



                      ------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1) Amount Previously Paid:

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      (4) Date Filed:

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant                    [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                             Union Camp Corporation
                  --------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                      ------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

[X]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing. .
      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

                    SCRIPT UCC/IP MERGER VALUATION "HOTLINE"
                                 1-877-278-9293

     Welcome to International Paper's daily update on the exchange ratio for its merger with Union Camp. The exchange ratio provides that you will receive between 1.47 and 1.6247 International Paper shares for every Union Camp share you own.

     Based on the closing prices of International Paper common stock as of the end of the regular session, as reported on The New York Stock Exchange Consolidated Tape, Network A, over the twenty trading days prior to (RECENT
DATE), the exchange ratio would be (RATIO), if one calculates the average of the ten trading days with the lowest closing prices in this period, or (RATIO), if one calculates the average of the ten trading days with the highest closing prices in this period. Assuming these exchange ratios and average prices, the hypothetical value of the International Paper common shares to be received by Union Camp shareholders would be $(RATIO x IP CLOSING PRICE) per Union Camp share, based on an exchange ratio of (RATIO) or $(RATIO x IP CLOSING PRICE) per Union Camp share based on an exchange ratio of (RATIO). If the average International Paper share price was equal to its (DATE) closing price of (CLOSING PRICE), the exchange ratio for each Union Camp share would be (RATIO) and the hypothetical value per Union Camp share would be $(RATIO x IP CLOSING PRICE) per share. The prices that we use to calculate these exchange ratios and the ultimate exchange ratio are the closing prices that should be regularly reported on a daily basis in The Wall Street Journal.

     However, these are only hypothetical examples. Shareholders should understand that these calculations may not indicate the final exchange ratio for the merger and these hypothetical values almost certainly will not reflect the actual value of the International Paper shares to be issued in the merger. To better understand the exchange ratio and the factors affecting the value of the International Paper shares to be issued in the merger, you should read our Joint Proxy Statement/Prospectus, especially pages 5- 6, 11-12 and 60.

     If you need further explanation, please press 0 and ask the operator to transfer you to Judy Pirroat at extension 1667. Have a nice day.